Exhibit 99.1

Loan Agreement

Contract No.: BR2011021-002

Party A (Lender): Bairei Trust Co., Ltd.
Legal representative: Baojun Ma
Address: 10 Shangwu Waihuan Road, Zhongyuan Guangfa Financial Plaza, Zhengdong District, Zhengzhou

Party B (Borrower): Henan Province Pingdingshan Hongli Coal & Coke Co., Ltd.
Legal representative: Jianhua Lv
Address: Kuanggong Road and Tiyu Road, Xinhua District, Pingdingshan

Party C (Guarantor): Pingdingshan Hongyuan Energy Science and Technology Development Co., Ltd.
Legal representative: Jianhua Lv
Address: West Renmin Road, Chengguan Town, Baofeng County

Party D (Guarantor): Jianhua Lv

WHEREAS:

1.
Party A and Pingdingshan Rural Cooperative Bank (hereafter referred into as the “Bank”) entered into a Trust Loan Agreement (“Trust Agreement”) on March 30, 2011 (Contract No. BR2011021-001) pursuant to which Bank has appointed Party A to provide Party B with trust loan (the “Loan”).

2.	Party B has knowledge of and understand all terms and conditions of the Loan and agree to accept the Loan.
3.	Party C and Party D agree to guarantee the repayment of the Loan with all of their assets.

Under the laws and regulations of the People’s Republic of China, this Loan Agreement (the “Agreement”) is hereby entered into by parties A, B, C and D through friendly consultation.

1.	The Loan
1.1	Type of Loan: medium-term loan
1.2	Amount of Loan: RMB 360,000,000, including
●	RMB 180,000,000 for a repayment period of two years; and
●	RMB 180,000,000 for a repayment period of three years (each an “Installment”).
1.3	Term of Loan
●	Two-year term: from April 2, 2011 to April 2, 2013
●	Three-year term: from April 2, 2011 to April 2, 2014
1.4	Interest and Payment
1.41	Annual interest rate: 6.3%
1.42	Payment of interest
(1)	Party B shall pay 1.5% of the outstanding principal balance of each Installment as of June 20, 2011, 2012 and 2013, respectively;
(2)
Party B shall pay the remaining 4.8% calculated on a daily bases commencing on the date each Installment is made available to Party B and payable quarterly on the 20th day of the last month of each quarter until the due date of the Installment.

1.43	The interest rate shall not be changed if the prime interest rate is adjusted by the People’s Bank of China.
1.5	The Loan shall only be used by Party B as working capital.
1.6	Party A shall transfer the Loan to Party B’s account with the Bank.
1.7
If any information in the borrowing note and the loan receipt, such as amount of the Loan, repayment period, borrowing date, repayment date, interest rate, is inconsistent with the such information under this Agreement, the parties shall observe the borrowing note and the loan receipt. The borrowing note and loan receipt are an integral part of this Agreement and shall have the equivalent legal effect as this Agreement.

1.8	Repayment
1.8.1
If Party B breaches the terms and conditions under this Agreement, Party A may file a law suite with a court of law. If the judgment is rendered in Party A’s favor, Party B shall pay the following payments in the following order: litigation fees (including court fees, security and attorney’s fees), balance sheet interests, principal and intermediary interests.

1.8.2	For any situation other than Article 1.8.1, the Loan shall be repaid in the following order: balance sheet interests, principal and intermediary interests.
1.9	Repayment Plan
1.91	Party B shall repay the Loan out of its operational income and other funds that can be used to repay loans.
1.9.2	Any of the Installments shall be repaid in one payment.
1.9.3	Party B shall transfer the repayment to Party A’s account with the Bank.
1.10	Early Repayment
1.10.1	Party B may repay the first Installment in full after one and half years, and the second Installment after two and half years.
1.10.2	If Party B repays the Installments before their respective due dates, the interest paid to Party A prior to any of the repayments shall not be refunded to Party B.

2.	Rights and Obligations of Party A
2.1	Party A has the right to require Party B to repay the Loan when it is due.
2.2	Party A has the right to require Party B to provide any documentation relating to the Loan.
2.3
Party A has the right to oversee the usage of Loan by Party B and Party B’s operational and financial information. Party A also has the right to charge penalties from Party B if Party B uses the Loan in any unauthorized purpose or fails to repay the Loan on time.

2.4
Party A has the right to require Part B to provide remedies if Party B fails to perform its duties and obligations under this Agreement. Party A may also require Party B to repay the Loan before the due dates if any act of Party B is considered as serious breach of the Agreement by Party B.

2.5	If Party B repays the Loan before the due dates, Party A will not refund the interests that have been paid.
2.6
If Party B suffers loss from its operation and such loss is going to affect or has affected Party B’s ability to repay the Loan, Party A may take actions to secure the repayment of the Loan and interests, including but not limited to, terminating the Agreement, requiring repayment before the due dates, and holding the remaining payment of the Loan. Party A’s rights to secure the repayment under this Article shall not conflict with its right to receive repayment according to Article 1.

2.7	If Party B repays the Loan before the due dates without Party A’s prior consent, Party A has the right to charge difference payment of interests and will not refund the interests received.
2.8	Party A has the obligation to transfer the Loan to Party B’s account according to the time and date set forth under this Agreement.
2.9	Party A has the obligation to keep confidential Party B’s operational and financial status, except that disclosures may be made to examiners authorized by law.

3.	Rights and Obligations of Party B
3.1	Party B has the right to withdraw and use the Loan.
3.2	Party B has the right to assign the Loan to a third party with Party A’s prior written consent.
3.3	Party B shall use the Loan for purposes set forth under this Agreement.
3.4	Party B shall pay the interests of the Loan and transfer such payment to Party A’s designated account.
3.5	Party B shall repay the principal of the Loan and transfer such payment to Party A’s designated account.
3.6
Upon Party A’s request and according to the schedule of this Agreement, Party B shall provide Party A with all required documentation and bank account information, and shall accept inspection and examination by Party A. Party B shall also ensure all information and representations made are true and accurate.

3.7	Party B shall give immediate notification to Party A and secure the repayment of the Loan as required by Party A if Party B experiences:
(1)	Material operational loss, damage to its assets, or other financial difficulties;
(2)	Suspension or revocation of its business license, bankruptcy, or dissolution;

(3)	Material financial difficulties of its controlling shareholders or affiliates;
(4)	Material related party transactions;
(5)	Litigation, arbitration, criminal or administrative punishment; or
(6)	Other material event that may affect Party B’s ability to repay the Loan.
3.8	Party B shall give written notification to Party B 30 days in advance and shall not start the following transaction until Party A consents:
(1)	Investment in a foreign entity, transfer funds to abroad, material increase of debts, transfer of equity interest, guarantee for a third party;
(2)	Material corporation changes, such as reorganization, consolidation, transfer of liabilities, lease of assets, acquisition or separation;
(3)	Change of corporate name, address, legal representative, decrease of registered capital, amendment of bylaws or business registration; or
(4)	Other material event that may affect Party B’s ability to repay the Loan.
3.9
During the term of the Loan, if any of the Guarantors experiences material changes of its operational or financial status that affect its ability to guarantee, Party A has the right to require Party B to provide new guarantee. If Party B refuses or fails to provide new guarantee, Party A has the right to require repayment before the due dates.

4.	Representations of the Parties
4.1	Party B is a registered and independent enterprise that has the ability to enter into and perform its duties and obligations under this Agreement.
4.2	Party B has obtained all approvals and authorizations required for entering into this Agreement.
4.3	Party B’s execution and performance of this Agreement do not conflict with any other contracts that impose burdens on its assets.
4.4
All financial statements, representations and information provided by Party B are true and accurate. Party B has not experienced any material changes that are adverse to its financial status or its ability to perform this Agreement.

4.5	The parties shall comply with laws and regulations regarding their business operations.
4.6	The parties shall be properly managed during the term of this Agreement and shall not dispose their major assets inappropriately.
4.7	Party B represents that Article 6 under this Agreement is in accordance with relevant laws and regulations.
4.8	Party B represents that it does not conceal from Party A:
(1)	Any material violation of law by Party B or dispute with a third party;
(2)	Any pending lawsuit or arbitration;
(3)	Any guarantee, mortgage, pledge or debt commitments to a third party;
(4)	Any other debts or liabilities; or
(5)	Any other material facts that have affected or will affect Party A’s interests.
4.9
The priority of the repayment of the Loan shall be above the repayment of any debts to Party B’s shareholders, legal representative, investors or management and shall be at least the same as similar loans due to third parties.

4.10	Party B is a non-financial organization incorporated under the laws of the People’s Republic of China.
4.11	Party B has obtained all approvals and authorization to enter into this Agreement, including but not limited to permissions for engaging in financing transactions.
4.12	All above representations and guarantees shall remain true and accurate until the Loan and interests are repaid in full.

5.	Pre-conditions
Party A shall not make the Loan available to Party B until:
5.1	Party B has provided Party A with the following documentation:
(1)
Copies of Party B’s bylaws, business license, organizational code certificate, ID of legal representative, audited financial statements of the last three years and the unaudited financial statements of the latest quarter, and any other documentation that Party A deems necessary; and

(2)	Minutes of shareholder meetings or board meetings approving the Loan.

5.2
Party B has completed all necessary paperwork relating to pledge or guarantee, if any, and such paperwork has been provided to Party A and any guarantee agreement signed between Party B and guarantor has become effective;

5.3	Party B has purchased insurance for the collateral, if any, and such paperwork has been provided to Party A; and
5.4	Party B has completed all necessary notarizations.
5.5
Party A’s performance of this Agreement shall not start until the above pre-conditions have been satisfied. Party A has the right to waive any of the pre-conditions and Party B shall not use such waiver as a defense again Party A in any litigation proceedings. The start date of the Loan shall be the date that Party A transfers the principal of the Loan to Party B’s designated bank account.

6.	Guarantee
6.1	The Guarantors below agree to provide sufficient funds to assure the repayment of the Loan:
(1)	Pingdingshan Hongyuan Energy Science and Technology Development Co., Ltd. (Party C); and
(2)	Jianhua Lv (Party D)
6.2	Party B and Party C shall enter into a separate guarantee agreement (the “Guarantee Agreement”). A letter of promise executed by Party D shall be attached to the Guarantee Agreement.
6.3
Under the terms and conditions of the Guarantee Agreement, in case of any event that Party A considers as a negative influence to the Guarantors’ ability to guarantee the Loan, Party B shall provide new guarantee, otherwise, Party A has the right to require repayment before the due dates.

6.4	The guarantee of the Loan under this Agreement does not exclude other guarantees.
6.5	The Loan is secured by both pledge and guarantee. In case Party B fails to fulfill its liabilities, Party A has the right to seek repayment from any guarantors or pledger.

7.
Fees and Expenses
Any fees and costs relating to credit history search, examination, or notarization, and, in case of litigation, any court fees, security, attorney’s fees, traveling expenses, and assessment fees shall be paid by Party B.

8.	Amendment and Termination of the Agreement
8.1	Upon the execution of this Agreement, any amendment to or termination of this Agreement shall be executed in writing by both parties.
8.2
Party B shall not assign its duties and obligations under this Agreement to a third party without Party A’s prior written consent. This Agreement shall remain effective until the new agreement has been signed by and between Party A and assignee.

9.	Breach of Agreement
9.1	Breach by Party A
9.1.1	If Party A retrieves the Loan without proper reasons, Party A shall pay damage equivalent to 5/10000 of the retrieved amount to Party B, unless:
(1)	Party B fails to provide Party A with required financial statements and documentation, or refuses to accept Party A’s inspection and examination;
(2)	Party B provides false information or conceal important information in its financial documents;
(3)	Party B fails to provide Party A with bank account number, balance of Loan and guarantee;
(4)	Party B’s act is against laws, regulations or the Agreement.
9.1.2	The Loan under this Agreement is trust loan. Party A shall not be liable if the Loan cannot be provided due to the fact that the trust is not established.
9.2	Breach by Party B
9.2.1	Party B shall be liable for use the Loan for unauthorized purposes:
(1)
Party B is subject to penalty equivalent to the interests calculated from the date that Party B uses the Loan for unauthorized purposes. In serious cases, Party A may require repayment before the due dates.

(2)	If Party B fails to repay the Loan pursuant to this Agreement, Party B is subject to penalty equivalent to 50% of the payable interest calculated from the due dates.

(3)	If Party B uses the Loan for unauthorized purposes and fails to repay the Loan, it shall be subject to only one penalty under either (1) or (2) of this Article, whichever higher.
9.2.2	Party B shall compensation Party B for any damages caused by Party B’s breach of the Agreement.

10.	Special Term The principal and interest of the Loan are counted for as trust fund, which shall not be deemed as Party A’s assets if Party A dissolves or goes bankruptcy.

11.	Miscellaneous
11.1
During the term of the Agreement, if Party A agrees to any extension or delay of Party B’s performance under the Agreement, or ceases to challenge any non-performance or breach by Party B, Party A shall still have all rights as a creditor under this Agreement and relevant laws and regulations.

11.2
If this Agreement is rendered ineffective or partially ineffective by law, Party B shall still have the obligation to repay the Loan. Party A has the right to terminate this Agreement and require repayment of principal and interest from Party B.

11.3
Any unsettled matter under this Agreement or borrowing note shall be resolved and entered into written supplement agreement by and between the parties. The supplement agreement shall become an integral part of this Agreement.

12.
Dispute Resolution
Any dispute arising from the performance of this Agreement shall be resolved through consultation between the parties. If no resolution can be reached through consultation, any party may bring the dispute to a local court at the signing location.

13.
Force of the Agreement
This Agreement shall become effective upon execution by all parties, Party D’s delivery of the letter of promise, and effectiveness of the Guarantee Agreement. The term of the Agreement shall expire when all principal and interests of the Loan are repaid.

14.	Counterparts This Agreement shall be executed into four original counterparts with equivalent legal forces. Each party shall hold one counterpart.

[Signatures Follow]

Party A: Bairei Trust Co., Ltd. [corporate seal]

Party B: Henan Province Pingdingshan Hongli Coal & Coke Co., Ltd. [corporate seal]
/s/ Jianhua Lv
Authorized signer: Jianhua Lv

Party C: Pingdingshan Hongyuan Energy Science and Technology Development Co., Ltd. [corporate seal]
/s/ Jianhua Lv
Authorized signer: Jianhua Lv

Party D: /s/ Jianhua Lv

This Agreement is hereby executed on April 2, 2011 in Zhengzhou, Henan Province

Schedule

List of documents to be provided by Party B

I. Periodic Reports: Party B shall provide the following before the 25th day of the first month of a fiscal quarter
    1. Financial Statements for the last fiscal quarter; and
    2. a description of Party B’s use of Loan during the last fiscal quarter

II. Other documents as required by Party A for supervising purposes.